                                                                    EXHIBIT 24.1

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 5th day of March 2003.


                                                  /s/ Timothy R. Schwertfeger
                                                  ---------------------------
                                                  Timothy R. Schwertfeger


STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )

On this 5th day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Jose A. Visaya
                                                  ---------------------------
                                                        Notary Public

My Commission Expires: May 15, 2005

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints ALAN G. BERKSHIRE, (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 7th day of March 2003.


                                                   /s/ John P. Amboian
                                                  ---------------------------
                                                  John P. Amboian


STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )

On this 7th day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                             /s/ Jose A. Visaya
                                                  ---------------------------
                                                         Notary Public

My Commission Expires: May 15, 2005

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 2nd day of March 2003.


                                                  /s/ Willard L. Boyd
                                                  ---------------------------
                                                  Willard L. Boyd


STATE OF IOWA             )
                          )SS
COUNTY OF JOHNSON         )

On this 2nd day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Richard Kootnz
                                                  ---------------------------
                                                          Notary Public

My Commission Expires: May 9, 2004

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 7th day of March 2003.


                                                  /s/ W. John Driscoll
                                                  ---------------------------
                                                  W. John Driscoll


STATE OF MINNESOTA        )
                          )SS
COUNTY OF RAMSEY          )

On this 7th day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Cheryl M. McNary
                                                  ---------------------------
                                                        Notary Public

My Commission Expires: January 31, 2005

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 28th day of February 2003.


                                                  /s/ Duane R. Kullberg
                                                  ---------------------------
                                                  Duane R. Kullberg


STATE OF ARIZONA          )
                          )SS
COUNTY OF MARICOPA        )

On this 28th day of February 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Melissa A. Williams
                                                  --------------------------
                                                        Notary Public

My Commission Expires: May 19, 2006

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 7th day of March 2003.


                                                  /s/ Jay S. Fishman
                                                  --------------------------
                                                  Jay S. Fishman


STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )

On this 7th day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Jose A. Visaya
                                                  --------------------------
                                                         Notary Public

My Commission Expires: May 15, 2005

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 3rd day of March 2003.


                                                  /s/ John A. MacColl
                                                  --------------------------
                                                  John A. MacColl


STATE OF MARYLAND         )
                          )SS
COUNTY OF HARFORD         )

On this 3rd day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Mary Kay Esser
                                                  --------------------------
                                                        Notary Public

My Commission Expires: November 1, 2003

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 3rd day of March 2003.


                                                  /s/ Thomas A. Bradley
                                                  --------------------------
                                                      Thomas A. Bradley


STATE OF MINNESOTA        )
                          )SS
COUNTY OF RAMSEY          )

On this 3rd day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Kristi L. Gilbertson
                                                  --------------------------
                                                          Notary Public

My Commission Expires: January 31, 2005

                            NUVEEN INVESTMENTS, INC.

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 3rd day of March 2003.


                                                  /s/ Roderick A. Palmore
                                                  --------------------------
                                                  Roderick A. Palmore


STATE OF ILLINOIS         )
                          )SS
COUNTY OF COOK            )

On this 3rd day of March 2003, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                            /s/ Rosemarie Pisowicz
                                                  --------------------------
                                                          Notary Public

My Commission Expires: October 5, 2003